FORM OF PLEDGE AMENDMENT

        This Pledge Amendment, dated December 31, 2003, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated October 12, 2000, between Nu Skin Enterprises, Inc., as Pledgor, and State Street Bank and Trust Company of California, N.A., as Secured Party (the “Pledge Agreement”, capitalized terms defined therin being used herein as therin defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

NU SKIN ENTERPRISES, INC.

By:   /s/  Ritch N. Wood
         Ritch Wood
         Chief Financial Officer

Notice Address
Nu Skin Enterprises, Inc.
Attn:    D. Matthew Dorny
75 West Center Street
Provo, Utah 84601
(801)345-3800

[PLEDGE SHARE DETAILS TO FOLLOW]

Issuer	Class of Stock	Stock Certificate Nos.	Par Value	Number of Shares	Number of Shares Issued and Outstanding	Percentage Represented by Pledged Shares	Holder of Shares Not Pledged
NSE Korea, Ltd., a Delaware Corp.	Common	015	$3,240,000	6,000	6,000	100%	N/A

FORM OF PLEDGE AMENDMENT

        This Pledge Amendment, dated December 31, 2003, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated October 12, 2000, between Nu Skin Enterprises, Inc., as Pledgor, and State Street Bank and Trust Company of California, N.A., as Secured Party (the “Pledge Agreement”, capitalized terms defined therin being used herein as therin defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

NU SKIN ENTERPRISES, INC.

By:   /s/  Ritch N. Wood
         Ritch Wood
         Chief Financial Officer

Notice Address
Nu Skin Enterprises, Inc.
Attn:    D. Matthew Dorny
75 West Center Street
Provo, Utah 84601
(801)345-3800

[PLEDGE SHARE DETAILS TO FOLLOW]

Issuer	Class of Stock	Stock Certificate Nos.	Par Value	Number of Shares	Number of Shares Issued and Outstanding	Percentage Represented by Pledged Shares	Holder of Shares Not Pledged
NSE Korea, Ltd.	Common	100001	420,000	1

NSE Korea, Ltd.	Common	100002	420,000	1

NSE Korea, Ltd.	Common	100003	420,000	1

NSE Korea, Ltd.	Common	100011	4,200,000	10

NSE Korea, Ltd.	Common	100012	4,200,000	10

NSE Korea, Ltd.	Common	100013	4,200,000	10

NSE Korea, Ltd.	Common	100014	4,200,000	10

NSE Korea, Ltd.	Common	100101	42,000,000	100

NSE Korea, Ltd.	Common	101001	420,000,000	1,000

NSE Korea, Ltd.	Common	101002	420,000,000	1,000

NSE Korea, Ltd.	Common	101003	420,000,000	1,000

NSE Korea, Ltd.	Common	110001	4,200,000,000	10,000

				13,143	13,143	100%	N/A